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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2004

DIGITAL GENERATION SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27644	94-3140772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 West John Carpenter Freeway, Suite 750 Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 581-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 30, 2004, Digital Generation Systems, Inc. issued a press release announcing expected earnings for its fourth quarter ending on December 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 8.01 Other Events

On November 30, 2004, Digital Generation Systems, Inc. issued a press release announcing that its board of directors has authorized the repurchase of up to $3.5 million of its common stock. A copy of the press released is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated November 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL GENERATION SYSTEMS, INC.
(Registrant)

Date: November 30, 2004
	By:	/s/ Omar A. Choucair
Omar A. Choucair
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 30, 2004